COLUMBIA FUNDS SERIES TRUST I

COLUMBIA MID CAP GROWTH FUND

(the “Fund”)

Supplement dated January 1, 2012 to the

Fund’s Class Y prospectus dated January 1, 2012

The footnote to the bar chart in the section of the prospectus for the Fund entitled “Performance Information” is deleted in its entirety and replaced with the following disclosure:

*Year-to-date return as of September 30, 2011: -12.09%

Shareholders should retain this Supplement for future reference.